Income Taxes	6 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The Company incurred federal and state net operating losses and recorded a full valuation allowance against net deferred assets for all periods presented. Accordingly, the Company has not recorded a provision for federal or state income taxes for the six months ended June 30, 2020 and 2019.